                                                                 EXHIBIT 10.4.1


                            ADVANCED FIBRE COMMUNICATIONS

                                      AMENDMENT
                                          TO
                          WARRANTS AND PERFORMANCE WARRANTS


         AMENDMENT (the "Amendment") to the warrants and performance warrants (collectively, the "Warrants") of Advanced Fibre Communications (the "Company"), dated as of October 27, 1994, between the Company and the holders of Warrants (collectively, the "Warrant Holders") as listed on EXHIBIT A attached hereto.


         WHEREAS, the California Department of Corporations (the "Department") will refuse to qualify additional shares of Common Stock (beyond the 650,000 presently reserved and qualified) under the Company's 1993 Stock Option/Stock Issuance Plan (the "Plan") if the total number of shares:

  (i)    issuable upon exercise of outstanding options,

  (ii)   issuable upon exercise of "non-exempt" warrants, and

  (iii)  called for under any Company stock plan

exceeds 30% of the then outstanding shares of the Company (the "30% Test");

         WHEREAS, under Department rules, warrants issued in connection with equity or debt financings will be exempt from the formula if certain requirements are met, including in the case of equity financings the requirement that the term of the warrants does not exceed five years;

         WHEREAS, the Company issued Warrants to purchase shares of its Common Stock in connection with the Company's bridge loans and Preferred Stock financings;

         WHEREAS, the current term of the Warrants is six years from the date of issuance;

         WHEREAS, the Company and the Warrant Holders desire to make the Warrants exempt under the 30% Test by reducing the exercise term of the Warrants from six years to five years in order to allow the Company to qualify additional shares under the Company's Plan with the Department, and thereby provide additional productivity incentives to the Company's employees; and

         WHEREAS, the Company and the Warrant Holders acknowledge that providing additional productivity incentives to the Company's employees will be a benefit to both the Company and the Warrant Holders;

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree to reduce the term of the Warrants listed on EXHIBIT A attached hereto from six years to five years. Except as modified hereby and by that certain "Amendment to Performance Warrants" of even date herewith, all terms and conditions of the Warrants shall remain in full force and effect.

         This Amendment may be executed in counterparts.


                                          1.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                       ADVANCED FIBRE COMMUNICATIONS



                                       ---------------------------------------
                                       By:       Donald Green
                                       Title:    President



                                       ---------------------------------------
                                       WARRANT HOLDER























      SIGNATURE PAGE TO AMENDMENT TO WARRANTS AND PERFORMANCE WARRANTS

                                      EXHIBIT A



                            ADVANCED FIBRE COMMUNICATIONS


                       SCHEDULE OF WARRANTS AND WARRANT HOLDERS



WARRANT                              NUMBER      PRICE        DATE OF        CURRENT              AMENDED
NUMBER       NAME                  OF SHARES   PER SHARE     ISSUANCE    TERMINATION DATE    TERMINATION DATE
- ------       ----                  ---------   ---------     --------    ----------------    ----------------
 W-1    Vanguard IV, L.P.              1,618     $0.10       01/06/93        01/01/99            01/01/98

 W-2    St. Paul Fire and Marine
        Insurance Company              1,618     $0.10       01/06/93        01/01/99            01/01/98
 W-4    Donald Green                  63,829     $0.10       01/06/93        01/01/99            01/01/98

 W-5    John Webley                   11,413     $0.10       01/06/93        01/01/99            01/01/98

 W-6    James Hoeck                   11,413     $0.10       01/06/93        01/01/99            01/01/98

 W-7    Henri Sulzer                   3,445     $0.10       01/06/93        01/01/99            01/01/98

 W-8    Alan Negrin                   44,762     $0.10       01/06/93        01/01/99            01/01/98

 W-9    Bryan Enterprises, Inc.        7,855     $0.10       01/06/93        01/01/99            01/01/98

 W-10   B.J. Cassin                    1,618     $0.10       01/06/93        01/01/99            01/01/98

 W-12   Hambrecht & Quist Group          809     $0.10       01/06/93        01/01/99            01/01/98

 W-13   B.J. Cassin                   18,455     $0.50       10/05/93        10/04/99            10/04/98

 W-15   Vanguard IV, L.P.             17,705     $0.50       10/05/93        10/04/99            10/04/98

 W-16   St. Paul Fire and Marine
        Insurance Company             15,815     $0.50       10/05/93        10/04/99            10/04/98

 W-18   Donald Green                   9,682     $0.50       10/05/93        10/04/99            10/04/98

 W-19   Hambrecht & Quist Group        9,134     $0.50       10/05/93        10/04/99            10/04/98

 W-20   Vanguard IV, L.P.             37,500     $1.00       03/16/94      03/15/2000            03/15/99

 W-21   St. Paul Fire and Marine
        Insurance Company             37,500     $1.00       03/16/94      03/15/2000            03/15/99

 W-22   Tellabs, Inc.                 75,000     $1.00       03/16/94      03/15/2000            03/15/99
                                     -------

        TOTAL                        369,171


                                          3.

                            ADVANCED FIBRE COMMUNICATIONS

           SCHEDULE OF PERFORMANCE WARRANTS AND PERFORMANCE WARRANT HOLDERS




WARRANT                                   NUMBER      PRICE        DATE OF        CURRENT              AMENDED
NUMBER       NAME                       OF SHARES   PER SHARE     ISSUANCE    TERMINATION DATE    TERMINATION DATE
- ------       ----                       ---------   ---------     --------    ----------------    ----------------
PW-2    B.J. Cassin, Conservator for
        Robert Cassin                      10,845     $4.66       03/16/94       03/15/2000            03/15/99

PW-3    Yuval Almog                           500     $4.66       03/16/94       03/15/2000            03/15/99

PW-4    Paul K. Joas                        4,479     $4.66       03/16/94       03/15/2000            03/15/99

PW-5    Vanguard IV, L.P.                 108,043     $4.66       03/16/94       03/15/2000            03/15/99

PW-6    St. Paul Fire and Marine
        Insurance Company                 153,037     $4.66       03/16/94       03/15/2000            03/15/99

PW-7    H&Q AFC Investors, L.P.            41,401     $4.66       03/16/94       03/15/2000            03/15/99

PW-8    Tellabs, Inc.                     260,709     $4.66       03/16/94       03/15/2000            03/15/99

PW-9    Noel P. Rahn                       10,808     $4.66       03/16/94       03/15/2000            03/15/99

PW-10   Coral Partners II                 248,100     $4.66       03/16/94       03/15/2000            03/15/99

PW-11   Mark C. Headrick                      150     $4.66       03/16/94       03/15/2000            03/15/99

PW-12   David Koehler                         550     $4.66       03/16/94       03/15/2000            03/15/99

PW-13   Peter H. McNerney                     500     $4.66       03/16/94       03/15/2000            03/15/99

PW-14   Linda L. Watchmaker                   200     $4.66       03/16/94       03/15/2000            03/15/99

PW-15   The 555 Group                       2,000     $4.66       03/16/94       03/15/2000            03/15/99

PW-16   Daniel E. Steimle                   1,250     $4.66       03/16/94       03/15/2000            03/15/99

PW-17   Christopher McGill                  2,000     $4.66       03/16/94       03/15/2000            03/15/99

PW-18   Lawrence Marshall                     500     $4.66       03/16/94       03/15/2000            03/15/99

PW-19   Brian Jackman                       2,500     $4.66       03/16/94       03/15/2000            03/15/99


                                        4



WARRANT                                   NUMBER      PRICE        DATE OF        CURRENT              AMENDED
NUMBER       NAME                       OF SHARES   PER SHARE     ISSUANCE    TERMINATION DATE    TERMINATION DATE
- ------       ----                       ---------   ---------     --------    ----------------    ----------------
PW-20   Ronald Antipa                       2,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-21   Gerald C. Down                      6,979     $4.66       05/05/94       05/04/2000            05/04/99

PW-22   Ellen Schwab                        7,500     $4.66       05/05/94       05/04/2000            05/04/99

PW-23   Robert H. Jaeger                    2,500     $4.66       05/05/94       05/04/2000            05/04/99

PW-24   John P. Kern and
        Jeanette E. Kern TTEES
        John P. Kern and
        Jeanette E. Kern Living
        Trust U/A DTD 02/21/91              5,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-25   Joe S. Sheppard                     5,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-26   Richard M. Lucas Cancer
        Foundation                          5,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-27   MOTETE Corporation                  7,500     $4.66       05/05/94       05/04/2000            05/04/99

PW-28   Alberto Perez                       7,500     $4.66       05/05/94       05/04/2000            05/04/99

PW-29   Ralph Horner                       10,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-30   Vanguard IV, L.P.                  30,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-31   Harris Corporation                200,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-32   Jack Acosta                         5,000     $4.66       05/05/94       05/04/2000            05/04/99

PW-33   Coral Partners II                  59,270     $4.66       05/05/94       05/04/2000            05/04/99

PW-34   Coral Partners II                  54,059     $4.66       08/05/94       03/15/2000            03/15/99
                                           ------

        TOTAL                           1,254,880

                                           5.